                                                                 Exhibit 10.28
                               EXCHANGE AGREEMENT

          THIS EXCHANGE AGREEMENT ("Agreement"), dated as of April 5, 2002, by and among Madison River Telephone Company, LLC ("MRTC"), Coastal Communications, Inc. ("CCI"), Daniel M. Bryant ("D. Bryant"),
G. Allan Bryant ("G Bryant") and The Michael E. Bryant Life Trust (the "Trust," and together with D. Bryant and G. Bryant, the "Bryant Shareholders").

          WHEREAS, the Bryant Shareholders are presently the beneficial owners of all of the Series A Stock and Series B Stock of CCI;

          WHEREAS, the parties hereto desire to effect the transactions contemplated hereby upon the terms set forth herein;

          NOW THEREFORE, in consideration of the premises, the mutual promises of the parties hereto and the mutual benefits to be gained by the performance thereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MRTC, for its successors and permitted assigns, and the Bryant Shareholders, for themselves, their heirs, personal representatives and permitted assigns, hereby agree as follows:

          Section 1.  MRTC's Representations and Warranties.
                      --------------------------------------
          MRTC represents and warrants to each of the Bryant
Shareholders as follows:

               (a) Authority. MRTC has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

               (b) Enforceability. This Agreement has been duly executed and delivered by MRTC, and, assuming due and legal, valid authorization, execution and delivery hereof by each of the Bryant Shareholders, constitutes a legal, valid and binding obligation of MRTC, enforceable against MRTC in accordance with its terms.

               (c)   Madison River LTD Funding Corp. Consent.
Pursuant to Section 3.01 of that certain Shareholders Agreement (the "Shareholders Agreement"), dated as of March 30, 2000, by and among the Bryant Shareholders, CCI and Madison River LTD Funding Corp. ("MR Funding"), MR Funding has consented to the transfers of Series A Stock and Series B Stock of CCI by the Bryant Shareholders as contemplated by this Agreement. MR Funding has also waived the rights, if any, granted to MR Funding pursuant to Section 4.01 of the Shareholders Agreement as such rights would apply to the transactions contemplated by this Agreement, but for the application of such waiver.

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          Section 2.  D. Bryant's Representations and Warranties.
                      -------------------------------------------
          D. Bryant represents and warrants to MRTC as follows:

               (a) Authority. Assuming the accuracy of the representations and warranties set forth in Section 1(c) herein, D. Bryant has the legal capacity and the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

               (b) Enforceability. This Agreement has been duly executed and delivered by D. Bryant, and, assuming due and valid authorization, execution and delivery hereof by MRTC, constitutes a legal, valid and binding agreement of D. Bryant, enforceable against D. Bryant in accordance with its terms.

               (c) Representation of Ownership. D. Bryant beneficially owns 100 shares of Series A Stock and 100 shares of Series B Stock of CCI free and clear of any liens and encumbrances, other than encumbrances imposed by the Shareholders Agreement. Immediately after giving effect to the Closing (as defined below), MRTC will acquire 100 shares of Series B Stock and 40 shares of Series A Stock of CCI from D. Bryant free and clear of all encumbrances and D. Bryant will not own any interest or have any rights in CCI except for 50 shares of Series A Stock.

          Section 3.  G. Bryant's Representations and Warranties.
                      -------------------------------------------
          G. Bryant represents and warrants to MRTC as follows:

               (a) Authority. Assuming the accuracy of the representations and warranties set forth in Section 1(c) herein, G. Bryant has the legal capacity and the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

               (b) Enforceability. This Agreement has been duly executed and delivered by G. Bryant, and, assuming due and valid authorization, execution and delivery hereof by MRTC, constitutes a legal, valid and binding agreement of G. Bryant, enforceable against G. Bryant in accordance with its terms.

               (c) Representation of Ownership. G. Bryant beneficially owns 100 shares of Series A Stock and 100 shares of Series B Stock of CCI free and clear of any liens and encumbrances, other than encumbrances imposed by the Shareholders Agreement. Immediately after giving effect to the Closing, MRTC will acquire 100 shares of Series B Stock and 40 shares of Series A Stock of CCI from G. Bryant free and clear of all encumbrances and G. Bryant will not own any interest or have any rights in CCI except for 50 shares of Series A Stock.

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          Section 4.  The Trust's Representations and Warranties.
                      -------------------------------------------
          The Trust represents and warrants to MRTC as follows:

               (a) Authority. Assuming the accuracy of the representations and warranties set forth in Section 1(c) herein, the Trust has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

               (b) Enforceability. This Agreement has been duly executed and delivered by the Trust, and, assuming due and valid authorization, execution and delivery hereof by MRTC, constitutes a legal, valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms.

               (c) Representation of Ownership. The Trust beneficially owns 100 shares of Series A Stock and 100 shares of Series B Stock of CCI free and clear of any liens and encumbrances, other than encumbrances imposed by the Shareholders Agreement. Immediately after giving effect to the Closing, MRTC will acquire 100 shares of Series B Stock and 40 shares of Series A Stock of CCI from the Trust free and clear of all encumbrances and the Trust will not own any interest or have any rights in CCI except for 50 shares of Series A Stock.

          Section 5.  Exchange.  At the Closing, subject to the terms
                      ---------
and conditions set forth herein:

               (a) D. Bryant shall exchange all of his shares of Series B Stock and 40 shares of Series A Stock of CCI for (i) Term Note No. 1 issued by MRTC ("Term Note No. 1") in the principal amount of $6,666,666.67 (a form of which is attached as Exhibit A hereto) and
(ii) 6 million newly issued Class A Member Units in MRTC issued at $1 per unit;

               (b) G. Bryant shall exchange all of his shares of Series B Stock and 40 shares of Series A Stock of CCI for (i) Term Note No. 2 issued by MRTC ("Term Note No. 2") in the principal amount of $6,666,666.67 (a form of which is attached as Exhibit B hereto) and
(ii) 6 million newly issued Class A Member Units in MRTC issued at $1 per unit;

               (c) The Trust shall exchange all of its shares of Series B Stock and 40 shares of Series A Stock of CCI for (i) Term Note No. 3 issued by MRTC ("Term Note No. 3") in the principal amount of $6,666,666.67 (a form of which is attached as Exhibit C hereto) and
(ii) 6 million newly issued Class A Member Units in MRTC issued at $1 per unit;

               (d) MRTC and the Bryant Shareholders shall effect the issuance of the Class A Member Units as provided in subsections (a),
(b) and (c) above by executing a Joinder to the Amended and Restated Limited Liability Company Agreement of MRTC, as amended (the "MRTC Operating Agreement") and the related transaction agreements, substantially in the form of Exhibit D hereto (the "MRTC Operating Agreement Joinder").

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          Section 6.  Redemption.  At the Closing, subject to the terms and conditions set forth herein, CCI shall redeem 10 shares of Series A Stock from each of the Bryant Shareholders at a redemption price of $33,333.33 per share of Series A Stock.

          Section 7. Shareholder Agreement Amendment. At the Closing, subject to the terms and conditions set forth herein, MRTC, CCI and the Bryant Shareholders hereby agree to amend the Shareholders Agreement as provided in the form attached as Exhibit E hereto (the "Shareholders Agreement Amendment").

          Section 8. Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Kilpatrick Stockton in Atlanta, Georgia on April 10, 2002, or at such time and place as MRTC and the Bryant Shareholders shall agree prior to the Closing (the date of the Closing being referred to as the "Closing Date").

          Section 9.  Conditions to Closing.

               (a) MRTC's and CCI's obligation to consummate the transactions contemplated hereby at the Closing is subject to satisfaction of the following conditions:

                   (i)  the representations and warranties
       of the Bryant Shareholders shall be and remain at and as of the Closing Date true and correct and MRTC shall have received a certificate of each of the Bryant Shareholders to the foregoing effect;

                   (ii)  receipt by MRTC of certificates
       representing all of the Series B Stock and 120 shares of Series A Stock of CCI from the Bryant Shareholders;

                   (iii)  receipt by CCI of certificates
       representing 30 shares of Series A Stock of CCI from the Bryant Shareholders;

                   (iv)  receipt by MRTC of the MRTC
       Operating Agreement Joinder duly executed by each of the Bryant Shareholders;

                   (v)  receipt by MRTC of the Shareholders
       Agreement Amendment duly executed by each of the Bryant
       Shareholders; and

                   (vi)  receipt by MRTC of a receipt in form
       and substance reasonably satisfactory to MRTC of acceptance by each of the Bryant Shareholders of the items set forth in Sections 9(b)(ii), (iv) and (vi).

               (b) The Bryant Shareholders' obligation to consummate the transactions contemplated hereby at the Closing is subject to satisfaction of the following conditions:

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                   (i)  the representations and warranties
       of MRTC shall be and remain at and as of the Closing Date true and correct and the Bryant Shareholders shall have received a certificate of the Chief Executive Officer or a Vice President of MRTC to the foregoing effect;

                   (ii)  receipt by the Bryant Shareholders
       of Term Note No. 1, Term Note No. 2 and Term Note No. 3 duly issued by MRTC;

                   (iii)  receipt by the Bryant Shareholders
       of the MRTC Operating Agreement Joinder duly executed by MRTC;

                   (iv)  receipt by each of the Bryant
       Shareholders of certificates or other documents reasonably satisfactory to the Bryant Shareholders evidencing 6 million newly issued Class A Member Units in MRTC issued at $1 per unit;

                   (v)  receipt by each of the Bryant
       Shareholders of $333,333.33;

                   (vi)  receipt by the Bryant Shareholders
       of the Shareholders Agreement Amendment duly executed by MRTC, CCI and MR Funding; and

                   (vii)  receipt by the Bryant Shareholders
       of an opinion, dated as of the Closing Date, from counsel to MRTC addressing the matters set forth in Exhibit F.

          Section 10.  Release of Claims.
                       ------------------
               (a) Upon the execution of this Agreement by all the parties hereto, the Bryant Shareholders, on their behalf and on behalf of their respective affiliates, associates, personal representatives, representatives, executors, heirs, administrators, successors, assigns, spouses, partners, beneficiaries, employees, attorneys, advisors, and agents (the "Bryant Shareholders Releasing Parties"), for good and sufficient consideration, the receipt of which is acknowledged, release absolutely and forever discharge MRTC, CCI, MR Funding and each of their respective predecessors, successors, assigns, parents, members, subsidiaries, divisions, and affiliated companies, and each of their respective former, current and future officers, directors, owners, managers, employees, partners, associates, representatives, shareholders, attorneys, advisors, and agents, and each of them (the "MRTC Released Parties"), from any and all actual or possible claims, charges, damages, demands, debts, liabilities, losses, accounts, reckonings, obligations, suits, actions and causes of action of every kind and nature whatsoever, including but not limited to those arising under contract, statute or common law, whether or not known or suspected at this time, (collectively, "Claims") which the Bryant Shareholders Releasing Parties have, or ever had, owned or held, or hereafter can, shall or may have against the MRTC Released Parties, based upon, arising out of, related to, or by reason of any cause, occurrence, event, act, fact, circumstance, thing, statement or omission occurring before the date of this Agreement relating to, arising from or in connection with this Agreement, the Shareholders Agreement and the transactions contemplated hereby and thereby.

               (b) Upon the execution of this Agreement by all the parties hereto, MRTC, on its behalf and on behalf of its respective affiliates, associates, members, personal representatives, representatives, executors, heirs, administrators, successors, assigns, spouses, partners, beneficiaries, employees, attorneys, advisors, and agents (the "MRTC Releasing Parties"), for good and sufficient consideration, the receipt of which is acknowledged, release absolutely and forever discharge each of the Bryant Shareholders and each of their respective successors, assigns, representatives, attorneys, advisors, and agents, and each of them (the "Bryant Shareholders Released Parties"), from any and all Claims which the MRTC Releasing Parties have, or ever had, owned or held, or hereafter can, shall or may have against the Bryant Shareholders Released Parties, based upon, arising out of, related to, or by reason of any cause, occurrence, event, act, fact, circumstance, thing, statement or omission occurring before the date of this Agreement relating to, arising from or in connection with this Agreement, the Shareholders Agreement and the transactions contemplated hereby and thereby.

          Section 11.  Stock Purchase Agreement Amendment.  Effective
                       -----------------------------------
upon the closing of the transactions contemplated by this Agreement, the parties hereto agree to amend and restate the first sentence of
Section 8(h) of the Stock Purchase Agreement as follows:

     The indemnification obligation of the Sellers shall not exceed Twenty-One Million Dollars ($21,000,000) plus the Sellers' member interests in Madison River Telephone Company, LLC.

          Section 12.  Miscellaneous Provisions.
                       -------------------------
               (a) Fees and Expenses. Each party hereto agrees to bear its own fees and expenses relating to each of the matters referred to, contemplated by or the subject of this Agreement.

               (b) Amendment and Modification. This Agreement may be amended, modified and supplemented only by written agreement of the Bryant Shareholders and MRTC.

               (c) Notices. All notices, requests, demands and other communications required or permitted shall be made in writing by hand-delivery, telecopier (with written confirmation) or air courier guaranteeing overnight delivery:

               (i)  If to the Bryant Shareholders, to:

               Daniel M. Bryant
               255 Lincoln Trail
               Richmond Hill, GA  31324

               with a copy to:

               Alex L. Zipperer, Esq.
               Zipperer & Lorberbaum
               200 E. St. Julian Street
               P.O. Box 9147
               Savannah, GA  31412
      and      G. Allan Bryant
               P.O. Box 899
               Allenhurst, GA  31301

               with a copy to:

               Grayson P. Lane, Esq.
               Lane & Crowe, PC
               601 "I" Street
               P.O. Box 1891
               Brunswick, GA  31521-1891

      and      The Michael E. Bryant Life Trust
               c/o Mr. A. Kimbrough Davis
               Kilpatrick Stockton LLP
               1100 Peachtree Street
               Suite 2800
               Atlanta, GA  30309-4530

               c/o Thomas J. Ratcliffe, Jr., Esq.
               Ratcliffe, Smith & Grinstead, P.C.
               103 North Main Street
               P.O. Box 469
               Hinesville, GA  31310-3215

               c/o Larry R. Golden, CPA
               Golden Associates
               769 E. Oglethorpe Highway
               P.O. Box 967
               Hinesville, GA  30310-0967


or to such other persons or addresses as the Bryant Shareholders shall reasonably furnish to MRTC;

               (ii)  If to MRTC, to:

               Madison River Telephone Company, LLC
               103 South Fifth Street
               PO Box 430
               Mebane, North Carolina  27302
               Attention:  Chief Financial Officer
               Telecopier: (919) 563-4993

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               with a copies to:

               Madison River Telephone Company, LLC
               103 South Fifth Street
               PO Box 430
               Mebane, North Carolina  27302
               Attention:  General Counsel
               Telecopier: (919) 563-4993

      and

               Skadden, Arps, Slate, Meagher & Flom (Illinois)
               333 West Wacker Drive
               Chicago, Illinois  60606
               Attention:  Gary P. Cullen
               Telecopier: (312) 407-0411

or to such other persons or addresses as MRTC shall reasonably furnish to the Bryant Shareholders in writing.

          All such notices, requests, demands and other communications shall be deemed to have been duly given; at the time delivered by hand, if personally delivered; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

               (d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall fail to be in effect only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or of any such provision.

               (e) Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but except as otherwise provided for or permitted herein neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party.

               (f) Governing Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law doctrine.

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               (g)  Jurisdiction and Venue.  WITHOUT LIMITING THE
RIGHT OF EACH OF MRTC AND THE BRYANT SHAREHOLDERS TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY OR AGAINST PROPERTY OF THE OTHER PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT (AN "ACTION") IN THE COURTS OF OTHER JURISDICTIONS, EACH OF MRTC AND THE BRYANT SHAREHOLDERS HEREBY IRREVOCABLY SUBMIT TO AND ACCEPT THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL COURT SITTING IN THE STATE OF GEORGIA, AND EACH OF MRTC AND THE BRYANT SHAREHOLDERS HEREBY IRREVOCABLY AGREE THAT ANY ACTION MAY BE HEARD AND DETERMINED IN SUCH FEDERAL COURT. EACH OF MRTC AND THE BRYANT SHAREHOLDERS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OR OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY DEFENSE OR OBJECTION TO VENUE BASED ON THE GROUNDS OF FORUM NONCONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE MAINTENANCE OF ANY ACTION IN ANY SUCH JURISDICTION. EACH OF MRTC AND THE BRYANT SHAREHOLDERS HEREBY IRREVOCABLY AGREE THAT THE SUMMONS AND COMPLAINT OR ANY OTHER PROCESS IN ANY ACTION IN ANY JURISDICTION MAY BE SERVED BY MAILING (USING CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID) TO THE NOTICE ADDRESS FOR SUCH PARTY SPECIFIED ABOVE OR BY HAND DELIVERY TO A PERSON OF SUITABLE AGE AND DISCRETION AT SUCH ADDRESS. SUCH SERVICE WILL BE COMPLETE ON THE DATE SUCH PROCESS IS SO MAILED OR DELIVERED, AND SUCH PARTY WILL HAVE THIRTY DAYS FROM SUCH COMPLETION OF SERVICE IN WHICH TO RESPOND IN THE MANNER PERMITTED BY LAW. EACH OF MRTC AND THE BRYANT SHAREHOLDERS MAY ALSO BE SERVED IN ANY OTHER MANNER PERMITTED BY LAW, IN WHICH EVENT SUCH PARTY'S TIME TO RESPOND SHALL BE THE TIME PROVIDED BY LAW.

               (h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (i) Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

               (j) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, relating to the subject matter hereof.

               (k) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by a party of any covenants or agreements contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore each of the parties hereto agrees that in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

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               (l)  Third Parties.  Nothing herein expressed or
implied is intended or shall be construed to confer upon or give to any person or corporation, other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement; provided, however, it is specifically agreed that each of the MRTC Released Parties are deemed to be direct third party beneficiaries of Section 10 of this Agreement and each of them shall be entitled to the benefits of, and be permitted to enforce, the provisions of Section 10 as if they were a party to this Agreement.

          IN WITNESS WHEREOF, MRTC, CCI and the Bryant Shareholders have executed this Agreement effective as of the date and year first above written.

                                       MADISON RIVER TELEPHONE COMPANY, LLC

                                       By:     J. STEPHEN VANDERWOUDE
                                             ---------------------------------
                                       Name:   J. Stephen Vanderwoude
                                             ---------------------------------
                                       Title: Chief Executive Officer
                                             ---------------------------------


                                       COASTAL COMMUNICATIONS, INC.

                                       By:     J. STEPHEN VANDERWOUDE
                                             ---------------------------------
                                       Name:   J. Stephen Vanderwoude
                                             ---------------------------------
                                       Title: Chief Executive Officer
                                             ---------------------------------


                                       DANIEL M. BRYANT    (SEAL)
                                       ---------------------------------------
                                       Daniel M. Bryant


                                       G. ALLAN BRYANT    (SEAL)
                                       ---------------------------------------
                                       G. Allan Bryant


                                       THE MICHAEL E. BRYANT LIFE TRUST

                                       By:  DANIEL M. BRYANT
                                          ------------------------------------
                                           Co-Trustee for Michael E. Bryant

                                       By:  G. ALLAN BRYANT
                                          ------------------------------------
                                           Co-Trustee for Michael E. Bryant

                                       By:  THOMAS RATCLIFFE, JR.
                                          ------------------------------------
                                           Co-Trustee for Michael E. Bryant

          IN WITNESS WHEREOF, the undersigned is a signatory to this Agreement as of the date and year first above written solely for purposes of the covenant set forth in Section 11 of this Agreement.


                                       COASTAL UTILITIES, INC.

                                       By:     J. STEPHEN VANDERWOUDE
                                             ---------------------------------
                                       Name:   J. Stephen Vanderwoude
                                             ---------------------------------
                                       Title: Chief Executive Officer
                                             ---------------------------------




























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